CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of eSavingsStore.com, Inc (formerly Celtic Cross, Ltd.) (the "Company") on Form 10-QSB for the period ending September 30, 2006 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, John McLane, President and Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

Date: November 15, 2006

/s/ John McLane

Name: John McLane

Title: President and

Chief Executive Officer

A signed original of this written statement required by Section 906 has been provided to eSavingsStore.com, Inc. (formerly Celtic Cross ,Ltd.), and will be retained by eSavingsStore.com Inc. and furnished to the Securities and Exchange Commission or its staff upon request.

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of eSavingsStore.com, Inc (formerly Celtic Cross, Ltd.) (the "Company") on Form 10-QSB for the period ending September 30, 2006 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Howard Bouch, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

Date: November 15, 2006

/s/ Howard Bouch

Name: Howard Bouch

Title: Chief Financial Officer

A signed original of this written statement required by Section 906 has been provided to eSavingsStore.com, Inc. (formerly Celtic Cross ,Ltd.), and will be retained by eSavingsStore.com Inc. and furnished to the Securities and Exchange Commission or its staff upon request.